Exhibit 10.1

FIRST MODIFICATION OF MORTGAGE AND LOAN DOCUMENTS

This FIRST MODIFICATION OF MORTGAGE AND LOAN DOCUMENTS (the “Modification Agreement”) is made as of June 6, 2014 among GRIFFIN CENTER DEVELOPMENT I, LLC having its chief executive office at 204 West Newberry Road, Bloomfield, CT 06002 (the “Borrower”), GRIFFIN LAND & NURSERIES, INC. having its chief executive office at One Rockefeller Plaza, Suite 2301, New York, New York 10020 (“Griffin Land”), TRADEPORT DEVELOPMENT I, LLC having its chief executive office at 204 West Newberry Road, Bloomfield, CT 06002 ( “Tradeport”) and FARM BUREAU LIFE INSURANCE COMPANY, an Iowa corporation or its assigns having its principal office located at 5400 University Avenue, West Des Moines, Iowa 50266 (the “Lender”).

RECITALS

A.                                    Borrower executed and delivered to Lender its promissory note dated March 1, 2001 in the original principal amount of $6,400,000.00 (the “Original Note”).  The Original Note is secured by that certain Mortgage Deed, Security Agreement, Financing Statement and Fixture Filing with Absolute Assignment of Rents and Leases which is recorded in the land records of the Town of Windsor in Volume 1259, Page 150 (the “Mortgage”) encumbering certain real property known as 1985 Blue Hills Avenue Extension, located in the Town of Windsor, County of Hartford, and State of Connecticut, and more particularly described on Schedule A attached hereto and made a part hereof (the “Property”) and by that certain Absolute Assignment of Leases, Rents and Income which is recorded in the Land Records in Volume 1259 at Page 201 (the “Assignment”) and by certain other documents (the Original Note, Mortgage, Assignment, and all other documents executed in connection with the Original Note, collectively, the “Loan Documents”);

B.                                    The outstanding principal balance of the Original Note is $3,391,023 on the date hereof.  The indebtedness evidenced by the Original Note and secured by the Loan Documents is referred to herein as the “Loan”;

C.                                    The Borrower and Griffin Land executed and delivered that certain Guaranty (Carve-outs) dated March 12, 2001 (the “Original Carveout Guaranty”) and that certain Environmental Certification and Indemnity Agreement dated March 12, 2001 (the “Environmental Indemnity”) in connection with the Loan;

D.                                    The parties have agreed to (i) increase the amount of the Loan by $4,476,533.00 to $7,867,556.00, (ii) change the rate of interest on the Loan, (iii) extend the term of the Loan, and (iv) modify the Loan Documents to evidence such agreement and to modify the Loan Documents in certain other respects, all in accordance with that certain loan commitment from Lender to Borrower dated April 15, 2014 (the “Commitment”);

E.                                     Borrower executed and delivered that certain Guaranty dated of even date herewith (the “Tradeport Guaranty”) in connection with a loan from Lender to Tradeport as evidenced by that certain Amended and Restated Secured Installment Note from Tradeport to Lender dated of even date herewith (the “Tradeport Note”);

F.                                      Borrower, as guarantor, has agreed to secure the Tradeport Guaranty with a mortgage lien on the Property;

G.                                    Borrower, Griffin Land and Tradeport executed and delivered that certain Amended and Restated Guaranty (Carveouts) dated of even date herewith (the “Carveout Guaranty”) which amends and restates the Original Carveout Guaranty; and

H.                                   In furtherance of the foregoing, the parties have agreed to amend and restate the Original Note and amend the Loan Documents.

NOW, THEREFORE, in consideration of the terms and conditions herein contained and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto covenant and agree as follows:

1.                                      Defined Terms.  All capitalized terms used in this Agreement which are not defined herein shall have the meanings ascribed to those terms in the Mortgage.

2.                                      Note Amendment.  The Original Note shall be amended to read as set forth in the form of Amended and Restated Note (the Original Note, as so amended and restated, the “Griffin Center Note”) by Borrower’s execution of a note in such form.

3.                                      Mortgage Amendments.  The Mortgage is hereby amended as follows:

3.1                               The definition of “Indebtedness Secured Hereby” in Section 1.09 of the Mortgage is hereby amended and restated as follows:

“Indebtedness Secured Hereby means (a) the payment of that certain Amended and Restated Secured Installment Note having a maturity date of July 1, 2029 (the “Griffin Center Note”) dated June 6, 2014, executed by Mortgagor, as

Maker, to the order of Mortgagee, as Holder, in the original principal amount of Seven Million Eight Hundred Sixty-Seven Thousand Five Hundred Fifty-Six and 00/100 Dollars ($7,867,556.00), with interest thereon and all other sums payable thereunder according to the terms and conditions thereof, together with any replacements, substitutions, modifications, amendments, extensions or renewals thereof (the “Griffin Center Indebtedness”); (b) the payment of that certain Amended and Restated Secured Installment Note having a maturity date of July 1, 2029 (the “Tradeport Note”) dated June 6, 2014, executed by Tradeport Development I, LLC, as Maker, to the order of Mortgagee, as Holder, in the original principal amount of Six Million Six Hundred Thirty-Two Thousand Four Hundred and Forty-Four and 00/100 Dollars ($6,632,444.00), with interest thereon and all other sums payable thereunder according to the terms and conditions thereof, together with any replacements, substitutions, modifications, amendments, extensions or renewals thereof, which Tradeport Note has been guaranteed by the Mortgagor in accordance with the Tradeport Guaranty (the “Tradeport Guaranty”) dated of even date herewith; (c) payment to Mortgagee, its successors and assigns, at the times demanded and with interest at the applicable Default Rate (as defined in the Note), to accrue from the date of advance, of all sums advanced, if any, in protecting the interests of Mortgagee under this Mortgage and any and all other Loan Documents and payment of insurance premiums covering Improvements, and payment of principal and interest on prior liens, and payment of expenses and attorneys’ fees and professionals’ fees herein provided for and payment of any fees herein provided of any and all sums advanced under this Mortgage from time to time.”

3.2                               The definition of “Loan Documents” in Section 1.12 of the Mortgage is hereby amended and restated as follows:

“Loan Documents means the Griffin Center Loan Documents (as hereinafter defined) and the Tradeport Loan Documents (as hereinafter defined).  The Griffin Center Loan Documents means the Mortgage as modified by the Modification Agreement, financing statements, Griffin Center Note, and any and all other documents and guarantees now or hereafter executed by Mortgagor, or by any other Person to evidence, secure or guaranty the payment of the Griffin Center Indebtedness (or any part thereof) or the performance and discharge of the Obligations (or any portion thereof).  The Tradeport Loan Documents means that certain Mortgage, Security Agreement, Financing Statement and Fixture Filing with Absolute Assignment of Rents and Leases, as modified by the First Modification of Mortgage and Loan Documents and the Second Modification of Loan Documents, securing the Tradeport Note, and the financing statements, the

Tradeport Note, and any and all other documents and guarantees now or hereafter executed by Mortgagor, or by any other Person to evidence, secure or guaranty the payment of the Tradeport Indebtedness (or any part thereof) or the performance and discharge of the Obligations (or any portion thereof).”

3.3                               The definition of “Obligations” in Section 1.17 of the Mortgage is hereby amended and restated as follows:

“Obligations means any and all of the covenants, warranties, representations and other obligations (other than to repay the Indebtedness Secured Hereby) made or undertaken by Mortgagor or any other Person or Mortgagee as set forth in the Loan Documents, inclusive of the Griffin Center Note, the First Modification of Mortgage and Loan Documents, the Tradeport Note and the Tradeport Guaranty.”

3.4                                     Article II of the Mortgage is hereby amended as follows in order to extend the lien of this Mortgage to secure the additional obligations and indebtedness of Mortgagor:

“Mortgagor hereby does GIVE, GRANT, BARGAIN, SELL AND CONFIRM to Mortgagee, its successors and assigns forever, WITH MORTGAGE COVENANTS, the Mortgaged Property (other than the Personalty), and grants to Mortgagee a security interest in and the Personalty for the purpose of securing, in such order of priority as Mortgagee may elect, the Indebtedness Secured Hereby and the payment and performance in full of all of the Obligations, which payment and performance shall be THE CONDITION OF THIS DEED.

TO HAVE AND TO HOLD the above granted and bargained Mortgaged Property, with the privileges and appurtenances thereof, unto the said Mortgagee, and its successors and assigns forever, to its and their own proper use and behoof.

PROVIDED HOWEVER, THE CONDITION OF THIS DEED is such that if Mortgagor shall pay, or cause to be paid, to Mortgagee the Indebtedness Secured Hereby at the time and in the manner stipulated herein, and in the Note, and shall pay and perform all of the Obligations, including, but not limited to payment of all sums under any of the Loan Documents, and no default or Event of Default hereunder shall then exist, then the estate, right, title and interest of the Mortgagee in the Mortgaged Property shall cease, terminate and become void, and upon proof being given to the satisfaction of Mortgagee that the Indebtedness Secured Hereby has been paid or satisfied, and all of the Obligations paid and performed, and upon payment of all other fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Mortgagee, Mortgagee shall, upon receipt of the written request of Mortgagee, release and visit the Mortgage of record (but the provisions of Section 3.19 below shall survive any such release or discharge).”

3.5                                     Section 6.01 of the Mortgage is hereby amended to add the following:

“(n)                           The occurrence of a default or an Event of Default under any other document or instrument that now or hereafter evidences or secures payment of the Tradeport Note.”

3.6                                     Mortgagor has executed and delivered the Griffin Center Note to Mortgagee in connection with this Modification Agreement and the Griffin Center Note amends and restates, inter alia, Paragraph T(2) of the Original Note.  It is the intention of the parties that Section 8.02 of the Mortgage is amended and restated to conform to Paragraph T(2) of the Griffin Center Note with all references to Maker to refer to Mortgagor and all references to Holder to refer to Mortgagee and Paragraph T(2) of the Griffin Center Note is incorporated by reference into the Mortgage.

4.                                      Assignment of Leases.  The Assignment is hereby amended as follows:

4.1                                     All references to “Six Million Four Hundred Thousand and 00/100 Dollars” and/or $6,400,000.00 appearing in each of the Loan Documents is hereby amended to read “Seven Million Eight Hundred Sixty-Seven Thousand Five Hundred Fifty-Six and 00/100 Dollars” and/or $7,867,556.00, as the case may be..

5.                                      Loan Documents.

5.1                                     Each of the Loan Documents is hereby deemed modified to evidence and secure the Griffin Center Note.

5.2                                     All references to the “Loan” shall mean the principal sum evidenced by the Griffin Center Note of $7,867,556.00.

5.3                                     All references to “Six Million Four Hundred Thousand and 00/100 Dollars” and/or $6,400,000.00 appearing in each of the Loan Documents is hereby amended to read “Seven Million Eight Hundred Sixty-Seven Thousand Five Hundred Fifty-Six and 00/100 Dollars” and/or $7,867,556.00, as the case may be.

5.4                                     All references in the Loan Documents to the Note, Mortgage, Assignment, and Loan Documents shall be deemed to be references to the same as amended hereby, and, effective on the date hereof, the term “Loan Documents” shall include the Griffin Center Note, this Modification Agreement, the Tradeport Guaranty and the Carveout Guaranty.

6.                                      Environmental Indemnity.  By their execution at the end hereof, the Borrower and Griffin Land hereby each confirm and ratify its respective obligations under the Environmental Indemnity.

7.                                      Cross-Default of Borrower Obligations: Related Matters.

7.1                               The occurrence of any default or Event of Default under any of the Tradeport Loan Documents shall constitute a default under the Griffin Center Loan Documents and the occurrence of any default or Event of Default under any of the Griffin Center Loan Documents shall constitute a default under the Tradeport Loan Documents.

7.2                               Each of the following shall be deemed included as an Event of Default under the Mortgage: (a) any failure to make any payment of money or to pay, perform or discharge any monetary or financial obligation on the date when the same is due in accordance with the terms of the Griffin Center Note and this Modification Agreement; and (b) any failure to perform any of the terms, covenants and conditions of the Griffin Center Note or this Modification Agreement.

8.                                      Representations and Warranties.  Except as modified hereby, or as otherwise disclosed to Lender in writing, Borrower hereby affirms and restates all of the representations and warranties, covenants and agreements made and set forth in the Mortgage, Original Note and Loan Documents, and any and all other documents executed in connection with the Loan.

9.                                      Ratification.  The Loan Documents as herein amended are hereby ratified and confirmed.  Every provision, covenant, condition, obligation, right, and power in and under the Loan Documents shall continue in full force and effect, affected by this Modification Agreement only to the extent of the amendments set forth herein, with the same priority as prior to execution of this Modification Agreement.

10.                               Defaults.  Any default by Borrower in any of the covenants, conditions, provisions, stipulations, or agreements herein made shall, at the option of Lender, or its successors and assigns, constitute a default under the Mortgage and Griffin Center Note, entitling Lender to any or all of the other remedies it or they may have thereunder.

11.                               Mortgage Lien.  All of the Mortgaged Property shall remain in all respects subject to the lien, charge, and encumbrance of the Mortgage, and nothing herein contained, and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge, or encumbrance of the Mortgage or the priority thereof over all liens, charges or encumbrances, except to the extent, if any, expressly provided herein.  Borrower hereby reaffirms its grant of a mortgage of the Mortgaged Property to Lender to secure the payment of the principal, interest, prepayment premium and other charges due under the Griffin Center Note.

12.                               Counterparts.  This Modification Agreement may be executed with one or more counterpart signature pages, and when both parties have executed one or more such counterpart pages, this Agreement shall be fully executed.  Any counterpart of this Agreement to which original signatures of both parties are attached shall be deemed a fully executed original.

13.                               Choice of Law.  This Modification Agreement has been negotiated, executed and delivered in, and shall be deemed to have been made in the State of Connecticut, and the validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Connecticut.

14.                               Severability.  Any provision of this Modification Agreement which is prohibited or unenforceable under any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

15.                               Bind and Inure.  This Modification Agreement shall be binding upon and inure to the benefit of Borrower, its successors and assigns, including any subsequent owner of the Property, or any part thereof, Griffin Land, Tradeport, and their successors and assigns, and shall be binding upon and inure to the benefit of Lender, its successors and assigns.

16.                               Entire Agreement.  This Modification Agreement is intended by the parties hereto as a final expression of this Modification Agreement and is also intended as a complete and exclusive statement of the terms hereof.  No course of dealing, course of performance or trade usage, and no parol or evidence of any nature shall be used to supplement or modify any terms hereof.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

WITNESSED BY:	BORROWER:

/s/ Thomas M. Daniells
Thomas M. Daniells	GRIFFIN CENTER DEVELOPMENT I, LLC

/s/ Denise M. Boucher	By:	River Bend Holdings, LLC, its sole Member
Denise M. Boucher
		By:	Griffin Land, LLC, its sole Member

		By:	/s/ Anthony Galici
Name: Anthony Galici
Title: Vice President

STATE OF CONNECTICUT	)
)ss. Hartford
COUNTY OF HARTFORD	)

On this the 5th day of June, 2014, before me, the undersigned officer, personally appeared Anthony J. Galici, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself to be the Vice President  of Griffin Land, LLC, the sole Member of River Bend Holdings, LLC, which is the sole Member of GRIFFIN CENTER DEVELOPMENT I, LLC, a limited liability company, and that he, as such Vice President of Griffin Land, LLC, being authorized to do, executed the foregoing instrument as the free act and deed of GRIFFIN CENTER DEVELOPMENT I, LLC for the purposes contained therein by signing the name of GRIFFIN CENTER DEVELOPMENT I, LLC by himself as the Vice President of Griffin Land, LLC.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Thomas M. Daniells
Commissioner of the Superior Court/
Thomas M. Daniells

[Affix Notarial Seal]

WITNESSED BY:	GRIFFIN LAND & NURSERIES, INC.

/s/ Thomas M. Daniells
Thomas M. Daniells

	By:	/s/ Anthony Galici
/s/ Denise M. Boucher		Name: Anthony Galici
Denise M. Boucher		Title: Vice President

STATE OF CONNECTICUT	)
)ss. Hartford
COUNTY OF HARTFORD	)

On this the 5th day of June, 2014, before me, the undersigned officer, personally appeared Anthony J. Galici, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself to be the Vice President of Griffin Land & Nurseries, Inc., a Connecticut corporation, and that he, as such Vice President, being authorized to do, executed the foregoing instrument as his free act and deed and the free act and deed of Griffin Land & Nurseries, Inc. for the purposes contained therein by signing the name of Griffin Land & Nurseries, Inc. by himself as the Vice President of Griffin Land and Nurseries, Inc.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Thomas M. Daniells
Commissioner of the Superior Court/
Thomas M. Daniells

[Affix Notarial Seal]

WITNESSED BY:	TRADEPORT DEVELOPMENT I, LLC

/s/ Thomas M. Daniells	By:	River Bend Holdings, LLC, its sole Member
Thomas M. Daniells

/s/ Denise M. Boucher		By:	Griffin Land, LLC, its sole Member
Denise M. Boucher

		By:	/s/ Anthony Galici
Name: Anthony Galici
Title: Vice President

STATE OF CONNECTICUT	)
)ss. Hartford
COUNTY OF HARTFORD	)

On this the 5th day of June, 2014, before me, the undersigned officer, personally appeared Anthony J. Galici, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself to be the Vice President of Griffin Land, LLC, the sole Member of River Bend Holdings, LLC, which is the sole Member of TRADEPORT DEVELOPMENT I, LLC, a limited liability company, and that he, as such Vice President of Griffin Land, LLC, being authorized to do, executed the foregoing instrument as the free act and deed of TRADEPORT DEVELOPMENT I, LLC for the purposes contained therein by signing the name of TRADEPORT DEVELOPMENT I, LLC by himself as the Vice President of Griffin Land, LLC.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Thomas M. Daniells
Commissioner of the Superior Court/
Thomas M. Daniells

[Affix Notarial Seal]

WITNESSED BY:

/s/ Justin Banks	FARM BUREAU LIFE INSURANCE
Justin Banks	COMPANY, an Iowa corporation

/s/ Douglas S. Bruning	By:	/s/ Roger PJ Soener
Douglas S. Bruning		Name: Roger PJ Soener
Title: Investment Vice President – Real Estate

STATE OF IOWA	)
) ss: ss. West Des Moines
COUNTY OF POLK	)

The foregoing instrument was acknowledged before me this 4th day of June, 2014, by Roger PJ Soener, as Investment Vice President – Real Estate of FARM BUREAU LIFE INSURANCE COMPANY, an Iowa corporation, on behalf of such corporation.

/s/ Michele L. Cook
Notary Public
[Affix Notarial Seal]	My Commission Expires: 10-6-2016